UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 4)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2014

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54657	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 E. Flamingo, #3101, Las Vegas, Nevada 89119 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Amendment No. 4 to the Form 8K filed with the Securities & Exchange Commission on March 26, 2014 is to provide additional clarifying detail regarding the non-compliance to include the details of the non-compliance, the timing of the notice and the filing and the approval of the filing of the Form 8-K by the Board of Directors of the Company.

Further, the SEC has requested that we provide the date we plan to file the amended Forms 10-Q containing the restated financial statements to correct the accounting error.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 26, 2013, EWSI entered into a set of agreements with XuFu (Shanghai) Co, Ltd, (“XuFu”) a company incorporated in the People’s Republic of China (“PRC”) and formerly known as Yazhuo, through which EWSI provides business development activities through its eVolve business unit.  The interests in XuFu were initially consolidated on the Company’s interim financial statements as a Variable Interest Entity (“VIE”).  The contracts with XuFu enable the Company to legally operate in China to capitalize on the vast opportunity in that market for electronic waste disposal and other opportunities for EWSI brand development. The Company has analyzed the controls and processes in place at XuFu and has concluded that consolidation is not proper at this time pending implementation of appropriate financial systems and controls.  Based on these facts and circumstances, the Company has concluded that it should not have consolidated the interests of Xufu in the Company’s interim period financial statements during the year ended December 31, 2013.  To eliminate any doubt about the accounting treatment as of December 31, 2013, the Company’s Board of Directors has suspended the VIE.  Accordingly, the Company has not consolidated Xufu in its consolidated financial statements to be published in the Company’s annual report on Form 10-K as of and for the year ended December 31, 2013.  The Company will follow guidance in accordance with ASC 250 “Accounting Changes and Error Corrections” and take the necessary action as soon as practicable.

In the context of the completion of the annual audit of the financial statements of the Company, the Company determined that it should not have consolidated certain interests in the Company’s interim period financial statements during the year ended December 31, 2013.  The Board of Directors by action of the sole director preliminarily concluded on April 12, 2014 after review by our accountants and consultation with our independent auditors that the quarterly statements for the periods ending March 31, 2013, June 30, 2013 and September 30, 2013 should no longer be relied upon and should be restated.  The Board of Directors by action of the sole director confirmed the preliminary conclusion on April 12, 2014 and determined that the quarterly statements for the periods ending March 31, 2013, June 30, 2013 and September 30, 2013 should no longer be relied upon and will be restated.

The sole director discussed with the Company’s auditors the matters required by Item 4.02(a)(3) of the Form 8-K.  the restatement for the quarter ending March 31, 2013 was approved by the Company’s auditor and filed on July 2, 2014, 2014.  The restatement for the quarters ended June 30, 2013 and September 30, 2013 as approved by the Company’s auditor are being filed contemporaneously with this amendment.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer

Date:   August 1, 2014